                                                               Exhibit EX(8)(V)

                               September 7, 2012

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Distributors, Inc.
11 Greenway Plaza, Suite 1000
Houston Texas 77046
Attn:Melanie Ringold, Esq.

Re:  (1)    Participation Agreement by and among Western National Life
            Insurance Company (f/k/a American General Annuity Insurance Company
            ("WNL") and AIM Variable Insurance Funds, Inc. (Invesco Variable
            Insurance Funds) ("Fund Partner") dated November 23, 1998, as amended;
     (2)    Participation Agreement by and among SunAmerica Annuity and Life
            Assurance Company, on behalf of itself and its separate accounts
            (collectively "SAAL"), SunAmerica Capital Services, Inc., and Fund
            Partner dated May 28, 2010, as amended;
     (3)    Administrative Services Agreement between Invesco Advisers, Inc.
            (f/k/a A I M Advisors, Inc.) and WNL dated November 23, 1998;
     (4)    Administrative Services Agreement between Invesco Advisers, Inc.
            (f/k/a A I M Advisors, Inc.) and SAAL dated May 28, 2012;
     (5)    AIM Funds Intermediary Agreement Regarding Compliance with SEC Rule
            22c-2 by and between WNL and Invesco Investment Services, Inc.
            (f/k/a AIM Investment Services, Inc.) dated April 16, 2007
     (6)    Distribution Services Agreement between SAAL and Invesco
            Distributors, Inc. dated May 28, 2010
     (7)    Participation Agreement between American General Life Insurance
            Company of Delaware (formerly AIG Life Insurance Company) ("AGL of
            Delaware"), AIM Variable Insurance Funds (Invesco Variable
            Insurance Funds) and American General Equity Services Corporation dated as of November 20, 1997;
     (8)    Administrative Services Agreement between Invesco Advisers, Inc.
            (f/k/a A I M Advisors, Inc.) and AGL of Delaware dated September 1,
            1998;
     (9)    AIM Funds Intermediary Agreement Regarding Compliance with SEC Rule
            22c-2 by and between AGL of Delaware and Invesco Investment
            Services, Inc. (f/k/a AIM Investment Services, Inc.) dated
            April 12, 2007 (each an "Agreement", and collectively, the
            "Agreements") (WNL, AGL of Delaware and SAAL collectively referred to hereinafter as the "Merged Companies")

Dear Fund Partner:

   As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Distributors, Inc.
September 7, 2012
Page 2 of 20

   Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

   As a result of the Merger, if any of the Merged Companies were a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of each of the Merged Companies thereunder.

   To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of each of the Merged Companies to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

   Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

   IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

WESTERN NATIONAL LIFE INSURANCE COMPANY

By:     _______________________________________
Name:
Title:

SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

By:     _______________________________________
Name:   Jana W. Greer
Title:  President and Chief Executive Officer

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Distributors, Inc.
September 7, 2012
Page 3 of 20


AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

                                                     ATTEST:

By:     _____________________________                By:     _____________________________
Name:                                                Name:
Title:                                               Title:

AMERICAN GENERAL EQUITY SERVICES CORPORATION

By:     _____________________________
Name:
Title:

Consented to, acknowledged and agreed:

INVESCO DISTRIBUTORS, INC.

By:     _____________________________
Name:   Peter S. Gallagher
Title:  President

AIM VARIABLE INSURANCE FUNDS, INC.                   INVESCO INVESTMENT SERVICES, INC.
(INVESCO VARIABLE INSURANCE FUNDS)

By:     _____________________________                By:     _____________________________
Name:   John M. Zerr                                 Name:   William J. Galvin
Title:  Senior Vice President                        Title:  President

INVESCO ADVISERS, INC.

By:     _____________________________
Name:   John M. Zerr
Title:  Senior Vice President

                               September 7, 2012

Franklin Templeton Services, LLC
One Franklin Parkway, Bldg. 920 2/nd/ Floor
San Mateo, California 94403
Attention: General Counsel

Franklin Templeton Variable Insurance Products Trust
One Franklin Parkway, Bldg. 920 2/nd/ Floor
San Mateo, California 94403
Attention: Karen L. Skidmore, Vice President

Franklin/Templeton Distributors, Inc.
100 Fountain Parkway, Bldg. 140, 7/th/ Floor
St. Petersburg, FL 33716
Attention: Peter Jones, President

Re:  (1)    Participation Agreement among Western National Life Insurance
            Company (f/k/a AIG Annuity Insurance Company) ("WNL"), American
            General Distributors, Inc., Franklin Templeton Variable Insurance
            Products Trust (the "Trust") and Franklin/Templeton Distributors,
            Inc. ("Distributor"), dated May 1, 2000, as amended;
     (2)    Amended and Restated Administrative Services Agreement between
            Franklin Templeton Services, LLC ("FTS") and WNL, dated December 6,
            2005;
     (3)    Shareholder Information Agreement between Distributor and WNL, dated April 16, 2007;
     (4)    Participation Agreement among SunAmerica Annuity and Life Assurance
            Company (formerly AIG SunAmerica Life Assurance Company) ("SAAL"),
            SunAmerica Capital Services, Inc., the Trust and Distributor, dated
            February 4, 2008, as amended;
     (5)    Shareholder Information Agreement between SAAL and Distributor, dated February 4, 2008;
     (6)    Administrative Services Agreement between SAAL and FTS, dated
            February 4, 2008, as amended;
     (7)    Participation Agreement among American General Life Insurance
            Company of Delaware (formerly AIG Life Insurance Company) ("AGL of
            Delaware"), American General equity Services Corporation, the Trust and Distributor, dated May 1, 2000, as amended ("AGL of Delaware
            Agreement");
     (8)    Amended and Restated Administrative Services Agreement between FTS and AGL of Delaware, dated February 20, 2009 (also referred to as "AGL of Delaware Agreement"); and
     (9)    Shareholder Information Agreement between AGL of Delaware and
            Franklin/Templeton Distributors, Inc., dated April 16, 2007 (also referred to as "AGL of Delaware Agreement"). (EACH AN "AGREEMENT",
            AND COLLECTIVELY, THE "AGREEMENTS") (SAAL, WNL, AND AGL OF DELAWARE
            COLLECTIVELY REFERRED TO HEREINAFTER AS THE "MERGED COMPANIES")

Franklin Templeton Variable Insurance Products Trust
Franklin/Templeton Distributors, Inc.
Franklin Templeton Services, LLC
September 7, 2012
Page 5 of 20

Dear Fund Partner:

   Effective December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the AGL of Delaware Agreements to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate.

   As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

   Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which your companies' investment companies and/or related trust(s) acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

   As a result of the Merger, if any of the Merged Companies were a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of each of the Merged Companies thereunder.

   To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of each of the Merged Companies to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

   Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

Franklin Templeton Variable Insurance Products Trust
Franklin/Templeton Distributors, Inc.
Franklin Templeton Services, LLC
September 7, 2012
Page 6 of 20

IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

SUNAMERICA ANNUITY AND LIFE                          WESTERN NATIONAL LIFE
ASSURANCE COMPANY                                    INSURANCE COMPANY

By:     _____________________________                By:     _____________________________
Name:   Jana W. Greer                                Name:
Title:  President and Chief Executive                Title:
        Officer

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                                                     ATTEST:

By:     _____________________________                By:     _____________________________
Name:                                                Name:
Title:                                               Title:

CONSENTED TO, ACKNOWLEDGED AND AGREED:

The Trust:                               FRANKLIN TEMPLETON VARIABLE INSURANCE
                                         PRODUCTS TRUST
       Only on behalf of
       each Portfolio listed
       on Schedule C of
       the Agreements                    By:     _____________________________
                                         Name:   Karen L. Skidmore
                                         Title:  Vice President

The Distributor:                         Franklin/Templeton Distributors, Inc.

                                         By:     _____________________________
                                         Name:   Thomas M. Regner
                                         Title:  Executive Vice President

FTS:                                     FRANKLIN TEMPLETON SERVICES, LLC

                                         By:     _____________________________
                                         Name:   Dennis Rothe
                                         Title:  Vice President

                               September 7, 2012

MFS Variable Insurance Trust
MFS Fund Distributors, Inc.
c/o Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116

Re:  (1)    Participation Agreement among Western National Life Insurance
            Company (f/k/a American General Annuity Insurance Company) ("WNL"),
            MFS Variable Investment Trust ("Fund Partner") and Massachusetts
            Financial Services Company dated November 15, 2000
     (2)    Rule 22c-2 Information Sharing Agreement between MFS Fund
            Distributors and WNL dated April 16, 2007
     (3)    Participation Agreement between MFS Fund Distributors, Inc. and
            American General Life Insurance Company of Delaware (formerly AIG
            Life Insurance Company) ("AGL of Delaware") dated March 20, 2002
            ("AGL of Delaware Agreement")
     (4)    Rule 22c-2 Shareholder Information Agreement between MFS Fund
            Distributors, Inc. and AGL of Delaware dated April 16, 2007 (also referred to as "AGL of Delaware") (EACH AN "AGREEMENT", AND
            COLLECTIVELY, THE "AGREEMENTS") (WNL AND AGLD ARE REFERRED TO
            HEREINAFTER AS THE "MERGED COMPANY")

Dear Fund Partner:

   Effective December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the AGL of Delaware Agreements to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate.

   As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

   Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which your companies' retail investment companies and/or related trust(s) acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

   As a result of the Merger, if any of the Merged Companies was a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of each of the Merged Companies thereunder.

MFS Variable Insurance Trust
MFS Fund Distributors, Inc.
September 7, 2012
Page 8 of 20

   To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of each of the Merged Companies to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

   Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

   IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

WESTERN NATIONAL LIFE INSURANCE COMPANY

By:     _____________________________
Name:
Title:

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                                                     ATTEST:

By:     _____________________________                By:     _____________________________
Name:                                                Name:
Title:                                               Title:

MFS Variable Insurance Trust
MFS Fund Distributors, Inc.
September 7, 2012
Page 9 of 20

CONSENTED TO, ACKNOWLEDGED AND AGREED:

MFS FUND DISTRIBUTORS, INC.

By:     _____________________________
Name:
Title:

MFS VARIABLE INSURANCE TRUST

By:     _____________________________
Name:
Title:

                               September 7, 2012

Oppenheimer Variable Account Funds
OppenheimerFunds Distributor, Inc.
Two World Financial Center
225 Liberty Street
New York, NY 10281

Re:  (1)    Participation Agreement among Western National Life Insurance
            Company (f/k/a American General Annuity Insurance Company) ("WNL"),
            Oppenheimer Variable Account Fund, OppenheimerFunds, Inc. dated
            November 23, 1998, as amended
     (2)    Letter of Understanding between Oppenheimer Funds, Inc. and WNL dated November 23, 1998
     (3)    Letter of Understanding between OppenheimerFunds, Inc. and American
            General Life Insurance Company dated December 1, 1999
     (4)    Shareholder Information Agreement between Oppenheimer Funds
            Services, Inc. Oppenheimer Funds Distributor, Inc. and WNL dated
            February 15, 2007
     (5)    Participation Agreement between American General Life Insurance
            Company of Delaware (formerly AIG Life Insurance Company) ("AGL of
            Delaware") and OppenheimerFunds Distributor, Inc. dated as of April 1, 2002 ("AGL of Delaware Retail Agreement")
     (6)    Participation Agreement between AGL of Delaware, Oppenheimer
            Variable Account Funds and OppenheimerFunds, Inc. dated January 4,
            2001 ("AGL of Delaware VAF Agreement")
     (7)    Letter of Understanding between AGL of Delaware and
            OppenheimerFunds, Inc. dated November 29, 2000 (also referred to
            "AGL of Delaware VAF Agreement")
     (8)    Rule 22c-2 Information Sharing and Restricted Trading Agreement
            between OppenheimerFunds Services, OppenheimerFunds Distributor,
            Inc. and AGL of Delaware dated April 16, 2007 (also referred to
            "AGL of Delaware VAF Agreement") (EACH AN "AGREEMENT", AND
            COLLECTIVELY, THE "AGREEMENTS") (WNL AND AGLD COLLECTIVELY REFERRED
            TO HEREINAFTER AS THE "MERGED COMPANIES")

Dear Fund Partner:

   Effective December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the AGL of Delaware Retail Agreement and AGL of Delaware VAF Agreements to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate.

   As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

Oppenheimer Variable Account Funds
OppenheimerFunds Distributor, Inc.
September 7, 2012
Page 11 of 20

   Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which your companies' retail investment companies and/or related trust(s) acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

   As a result of the Merger, if any of the Merged Companies was a party to the Agreements, then all rights, duties, liabilities and obligations arising under the Agreements with respect to each of the Merged Companies will be assumed by American General, effective as of the Merger. All terms, conditions and obligations under the Agreements shall remain unchanged.

   To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assignment of the rights, duties, liabilities and obligations of each of the Merged Companies to American General, as described above, effective as of the Merger. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligations of American General or any predecessor entities to pay 12b-1 or other fees through December 31, 2012 or subsequent to the new effective date and American General shall satisfy all payment obligations to you

   Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

   IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

WESTERN NATIONAL LIFE INSURANCE COMPANY

By:     _____________________________
Name:
Title:

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                                                     ATTEST:

By:     _____________________________                By:     _____________________________
Name:                                                Name:
Title:                                               Title:

Oppenheimer Variable Account Funds
OppenheimerFunds Distributor, Inc.
September 7, 2012
Page 12 of 20

CONSENTED TO, ACKNOWLEDGED AND AGREED:

OPPENHEIMERFUNDS DISTRIBUTOR, INC.

By:     _____________________________
Name:
Title:

OPPENHEIMER VARIABLE ACCOUNT                         OPPENHEIMERFUNDS, INC. (on its own
FUNDS                                                and on behalf of its own division,
                                                     OppenheimerFunds Services)

By:     _____________________________                By:     _____________________________
Name:                                                Name:
Title:                                               Title:

                               September 7, 2012

Putnam Variable Trust
Putnam Retail Management, LP
One Post Office Square
Boston, MA 02109

Re:  (1)    Participation Agreement among Western National Life Insurance
            Company (f/k/a American General Annuity Insurance Company) ("WNL"),
            Putnam Variable Trust ("Fund Partner") and Putnam Retail Management
            Limited Partnership (f/k/a Putnam Retail Management, Inc.) dated
            November 15, 2000
     (2)    Rule 22c-2 Agreement among Putnam Fiduciary Trust Company, Putnam
            Retail Management Limited Partnership and WNL (f/k/a AIG Annuity
            Insurance Company) dated February 12, 2007 (EACH AN "AGREEMENT",
            AND COLLECTIVELY, THE "AGREEMENTS") (WNL AND AGLD ARE COLLECTIVELY
            REFERRED TO HEREINAFTER AS THE "MERGED COMPANIES")

Dear Fund Partner:

   Effective December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the AGL of Delaware Agreement to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate.

   As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

   Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which your companies' retail investment companies and/or related trust(s) acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

   As a result of the Merger, if any of the Merged Companies was a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of each of the Merged Companies thereunder.

   To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of each of the Merged Companies to American General. To the extent applicable, your signature below is deemed consent to an

Putnam Variable Trust
Putnam Retail Management, LP
September 7, 2012
Page 14 of 20

effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

   Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

   IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

WESTERN NATIONAL LIFE INSURANCE COMPANY

By:     _____________________________
Name:
Title:

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                                                     ATTEST:

By:     _____________________________                By:     _____________________________
Name:                                                Name:
Title:                                               Title:

Putnam Variable Trust
Putnam Retail Management, LP
September 7, 2012
Page 15 of 20

CONSENTED TO, ACKNOWLEDGED AND AGREED:

PUTNAM RETAIL MANAGEMENT                             PUTNAM VARIABLE TRUST
LIMITED PARNERSHIP

By:     _____________________________                By:     _____________________________
Name:                                                Name:
Title:                                               Title:

PUTNAM INVESTOR SERVICES, INC.

By:     _____________________________
Name:
Title:

                               September 7, 2012

Nori L. Gabert, Esq.
VALIC Company I
2919 Allen Parkway, L3
Houston, TX 77019

Re:  (1)    Participation Agreement between Western National Life Insurance
            Company (f/k/a American General Annuity Insurance Company) ("WNL"),
            VALIC Company I ('Fund Partner") and The Variable Annuity Life
            Insurance Company dated August 1, 1999, as amended
     (2)    Information Sharing and Restricted Agreement between WNL and VALIC
            Company I dated April 16, 2007
     (3)    Participation Agreement between American General Life Insurance
            Company of Delaware (formerly AIG Life Insurance Company) ("AGL of
            Delaware"), VALIC Company I and The Variable Annuity Life Insurance
            Company dated as of July 1, 2002 ("AGL of Delaware Agreement")
     (4)    Information Sharing and Restricted Trading Agreement between AGL of
            Delaware and VALIC Company I dated April 16, 2007 (also referred to as "AGL of Delaware Agreement")
            (EACH AN "AGREEMENT", AND COLLECTIVELY, THE "AGREEMENTS") (WNL AND
            AGLD ARE COLLECTIVELY REFERRED TO HEREINAFTER AS THE "MERGED
            COMPANIES")

Dear Fund Partner:

   Effective December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the AGL of Delaware Agreements to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate.

   As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

   Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

   As a result of the Merger, if any of the Merged Companies was a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of each of the Merged Companies thereunder.

VALIC Company I
September 7, 2012
Page 17 of 20

   To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of each of the Merged Companies to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

   Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

   IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

WESTERN NATIONAL LIFE INSURANCE COMPANY

By:     _____________________________
Name:
Title:

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                                                     ATTEST:

By:     _____________________________                By:     _____________________________
Name:                                                Name:
Title:                                               Title:
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

VALIC Company I
September 7, 2012
Page 18 of 20

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
CONSENTED TO, ACKNOWLEDGED AND AGREED:

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:     _____________________________
Name:   Kurt W. Bernlohr
Title:  Senior Vice President

VALIC COMPANY I

By:     _____________________________
Name:   Kurt W. Bernlohr
Title:  President
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

                                                                 Exhibit (8)(v)

                               September 7, 2012

Nori L. Gabert, Esq.
VALIC Company I
2919 Allen Parkway, L3
Houston, TX 77019

Re:  (1)    Participation Agreement between Western National Life Insurance
            Company ("WNL"), VALIC Company II ('Fund Partner"), The Variable
            Annuity Life Insurance Company and American General Distributors,
            Inc. dated March 12, 2010, as amended
     (2)    Information Sharing and Restricted Trading Agreement between WNL and VALIC Company II dated April 16, 2007
            (EACH AN "AGREEMENT", AND COLLECTIVELY, THE "AGREEMENTS") (WNL IS
            REFERRED TO HEREINAFTER AS THE "MERGED COMPANY")

Dear Fund Partner:

   As you may already be aware, the Merged Company will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

   Your companies and/or related trusts have agreements with the Merged Company pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Company for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

   As a result of the Merger, if the Merged Company was a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of the Merged Company thereunder.

   To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of the Merged Company to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule
12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

   Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be


VALIC Company I
September 7, 2012
Page 20 of 20

an original. Signatures may be sent via facsimile or e-mail.

   IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

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
WESTERN NATIONAL LIFE INSURANCE COMPANY

By:     _____________________________
Name:
Title:

AMERICAN GENERAL LIFE INSURANCE COMPANY

By:     _____________________________
Name:
Title:

CONSENTED TO, ACKNOWLEDGED AND AGREED:

AMERICAN GENERAL DISTRIBUTORS INC.

By:     _____________________________
Name:   Kurt W. Bernlohr
Title:  President

THE VARIABLE ANNUITY LIFE                            VALIC COMPANY I
INSURANCE COMPANY

By:     _____________________________                By:     _____________________________
Name:   Kurt W. Bernlohr                             Name:   Kurt W. Bernlohr
Title:  Senior Vice President                        Title:  President
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